Additional Notes	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Additional Notes
8 Additional Notes

8.1	OBLIGATIONS ARISING FROM LEASES AND OTHER CONTRACTS
The future minimum payments under
non-terminable
leases of low value assets, contracts for insurances and other services as of December 31, 2019 are shown in the table below.

in 000’ €	Leases of Low Value Assets	Other	Total
Up to One Year	59	1,235	1,294
Between One and Five Years	41	297	338
More than Five Years	0	0	0

Total	100	1,532	1,632

Additionally, the future payments shown in the table below may become due for outsourced studies after December 31, 2019. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	Total 2019
Up to One Year	64.4
Between One and Five Years	100.3
More than Five Years	0.0

Total	164.7

8.2	CONTINGENT ASSETS/CONTINGENT LIABILITIES
Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligat
i
ons can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the sum of obligations.
The Management Board is unaware of any proceedings that may result in a significant obligation for the Group or lead to a material adverse effect on the Group’s net assets, financial position or results of operations.
If certain milestones are achieved in the Proprietary Development segment (for example, submitting an investigational new drug (IND) application for specific target molecules), this may trigger milestone payments to licensors of up to an aggregate of US$ 287 million related to regulatory events or the achievement of sales targets. The next milestone payments of US$ 37.5 million are anticipated to occur in the next 12 months.
Milestone payments to MorphoSys may be triggered by the achievement of specific milestones by one of our partners (submitting an investigational new drug (IND) application for specific target molecules or the transfer of technology, among others) in the Partnered Discovery segment. As the timing and achievement of such milestones are uncertain, further details cannot be published.
Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of MorphoSys Group or MorphoSys may also come to the conclusion that MorphoSys’s patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.
On January 31, 2019, MorphoSys announced that it had resolved its dispute with Janssen Biotech and Genmab A/S. The parties agreed to drop their counterclaims in connection with the litigation. MorphoSys withdrew its claims of alleged patent infringement against Janssen Biotech and Genmab A/S and agreed not to appeal against the court order of January 25, 2019. Janssen and Genmab withdrew their counterclaims against MorphoSys.

8.3	CORPORATE GOVERNANCE
The Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2018 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website (www.morphosys.com) on November 29, 2019 and made permanently available to the public.

8.4	RESEARCH AND DEVELOPMENT AGREEMENTS
The Group has entered numerous research and development agreements as part of its proprietary research and development activities and its partnered research strategy. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2019 financial year.

8.4.1	PROPRIETARY DEVELOPMENT SEGMENT
In the Proprietary Development segment, partnerships are entered into as part of the Group’s strategy to develop proprietary drugs in its core areas of oncology and inflammatory diseases. Partnerships currently exist with (in alphabetical order) Galapagos, GlaxoSmithKline,
I-Mab
Biopharma, Immatics Biotechnologies, MD Anderson Cancer Center, Novartis and Xencor.
In November 2008, MorphoSys and Galapagos announced a long-term drug discovery and co-development
cooperation aimed at exploring novel mechanisms for the treatment of inflammatory diseases and developing antibody therapies against these diseases. The agreement covers all activities ranging from the probing of target molecules to the completion of clinical trials for novel therapeutic antibodies. After demonstrating clinical efficacy in humans, the programs may be out-licensed
to partners for further development, approval and commercialization. Both MorphoSys and Galapagos contributed their core technologies and expertise to this alliance. Along with the use of its adenovirus-based platform to explore new target molecules for the development of antibodies, Galapagos provided access to already identified target molecules that are associated with bone and joint diseases. MorphoSys provided access to its antibody technologies used to generate fully human antibodies directed against these target molecules. Under the terms of the agreement, Galapagos and MorphoSys will share the research and development costs. In July 2014, the collaboration advanced into the preclinical development of MOR106, an antibody from MorphoSys’ next-generation library Ylanthia directed against a novel Galapagos target molecule.
On July 19, 2018, MorphoSys announced an exclusive global agreement between MorphoSys and Galapagos with Novartis Pharma AG for the development and commercialization of MOR106. Under the agreement, the companies will work together to significantly expand the existing development plan for MOR106. Novartis exclusively holds all rights to the product’s commercialization resulting from the agreement. With the signing of the agreement, all future research, development, manufacturing and commercialization costs for MOR106 will be borne by Novartis. As part of this agreement, Novartis will explore the potential of MOR106 in other indications beyond atopic dermatitis. In addition to receiving financing from Novartis for the current and future development of the MOR106 program, MorphoSys and Galapagos jointly received a payment of € 95 million. Of this amount, MorphoSys recognized its 50% share of that amount – € 47.5 million – as revenue in 2018. MorphoSys and Galapagos will continue to jointly receive significant milestone payments of up to approximately US$ 1 billion (based on the current euro-dollar exchange rate at the time the agreement was signed) when specific development, regulatory, commercial and revenue milestones are met. MorphoSys and Galapagos also stand to jointly receive tiered royalties ranging from a low 10% to a low 20% of net sales. According to their 2008 agreement, MorphoSys and Galapagos will share equally in all payments (50/50). In October 2019, MorphoSys, Galapagos and Novartis announced a stop in the clinical development of MOR106 in atopic dermatitis. The decision was based on the results of a benefit-based interim analysis of the IGUANA phase 2 study. The three parties are currently evaluating the future strategy for MOR106.
In June 2013, MorphoSys announced it had entered into a global agreement with GlaxoSmithKline (GSK) for the development and commercialization of otilimab. Otilimab is MorphoSys’s proprietary HuCAL antibody against the
GM-CSF
target molecule. Under the agreement, GSK assumes responsibility for the compound’s entire development and commercialization. MorphoSys has already received a payment of € 22.5 million under this agreement and, next to tiered double-digit royalties on net sales, is still eligible to receive additional payments from GSK of up to € 423 million, depending on the achievement of certain developmental stages, as well as regulatory, commercial and revenue-related milestones. GSK is clinically investigating otilimab in rheumatoid arthritis and, in July 2019, started a phase 3 development program in this indication. The treatment of the first patients in this program triggered a milestone payment of € 22.0 million to MorphoSys.

In 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with
I-Mab
Biopharma to develop and commercialize MOR202 in China, Taiwan, Hong Kong and Macau. MOR202 is MorphoSys’s proprietary antibody targeting CD38. MorphoSys is currently evaluating MOR202 in Europe in a phase 1/2 study in multiple myeloma and in a phase 1/2 study in an inflammatory autoimmune disease of the kidneys. Under the terms of the agreement,
I-Mab
Biopharma has the exclusive right for the later development and commercialization of MOR202 in the agreed regions. MorphoSys received a payment of US$ 20.0 million and is also entitled to receive additional success-based clinical and commercial milestone payments from
I-Mab
of up to roughly US$ 100 million. In addition, MorphoSys will be entitled to receive double-digit, staggered royalties on net revenue of MOR202 in the agreed regions.
I-Mab
is evaluating MOR202/TJ202 in a pivotal phase 2 trial initiated in March 2019 as a third-line therapy in r/r multiple myeloma and in a phase 3 trial in combination with lenalidomide as a second-line therapy in multiple myeloma initiated in April 2019.
In 2018, MorphoSys announced the completion of an exclusive strategic development collaboration and regional licensing agreement with
I-Mab
Biopharma for the MOR210 antibody. MOR210 is a preclinical antibody candidate developed by MorphoSys against C5aR with the potential for development in immuno-oncology.
I-Mab
has exclusive rights to develop and market MOR210 in China, Hong Kong, Macao, Taiwan and South Korea, while MorphoSys retains the rights for the rest of the world. Under the terms of the agreement,
I-Mab
will exercise the exclusive rights to develop and market MOR210 in its contracted territories. With the support of MorphoSys,
I-Mab
will undertake and fund all global development activities, including clinical trials in China and the United States, to clinical proof of concept in cancer medicine. MorphoSys received a payment of US$ 3.5 million and is further eligible to receive performance-related clinical and sales-based mi
l
estone payments of up to US$ 101.5 million. MorphoSys recognized the payment of US$ 3.5 million (€ 3.1 million) as revenue in 2018. In addition, MorphoSys will receive tiered royalties in the mid-single-digit
percentage range of net sales on the contracted territory of
I-Mab.
In return for conducting a successful clinical proof of concept trial,
I-Mab
is entitled to
low-single-digit
royalties on net sales of MOR210 outside the
I-Mab
territory, as well as staggered shares of proceeds from the further out-licensing
of MOR210.
In August 2015, MorphoSys announced a strategic alliance with the German company Immatics Biotechnologies GmbH in the field of immuno
-oncology. The alliance was formed to develop novel antibody-based therapies against a variety of cancer antigens that are recognized by T cells. The alliance agreement gives MorphoSys access to several of Immatics’s proprietary tumor-associated peptides (TUMAPs) and, in return, Immatics receives the right to develop MorphoSys’s Ylanthia antibodies against several TUMAPs. The companies will pay each other milestone payments and royalties on commercialized products based on the companies’ development progress.
In June 2014, MorphoSys and Merck KGaA announced an agreement to identify and develop therapeutic antibodies against target molecules of the class of immune checkpoints. Under this agreement, both MorphoSys and Merck Serono, the biopharmaceutical division of Merck, intended to co-develop
therapies for triggering the immune system to attack tumors. In April 2019, Merck announced that the joint development and license agreement would be terminated in the second quarter of 2019. As a result, the active collaboration was terminated in 2019 and the respective rights reverted to the partners.
In May 2016, MorphoSys and the MD Anderson Cancer Center from the University of Texas announced a long-term strategic alliance. Within the scope of this alliance, MorphoSys is applying its Ylanthia technology platform and, together, they are working to identify, validate and develop novel anti-cancer antibodies through to clinical proof of concept by researching targets in a variety of oncology indications. MD Anderson in cooperation with MorphoSys will conduct early clinical studies of therapeutic antibody candidates, after which MorphoSys has the option to continue developing selected antibodies for its own proprietary pipeline.
In June 2010, MorphoSys AG and the
US-based
biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys receives exclusive global licensing rights to tafasitamab the antibody for the treatment of cancer and other indications. The companies jointly conducted a phase 1/2a trial in the US in patients with chronic lymphocytic leukemia. MorphoSys is solely responsible for further clinical development after the successful completion of the phase 1 clinical trial. Upon signing the license and cooperation agreement, Xencor received a payment of US$ 13.0 million (approx. € 10.5 million) from MorphoSys, which was capitalized under in-process
R&D programs. Xencor is entitled to development, regulatory and commercially-related milestone payments as well as tiered royalties on product sales.

8.4.2	PARTNERED DISCOVERY SEGMENT
Through its commercial partnerships in the Partnered Discovery segment, MorphoSys receives various types of payments that are spread over the duration of the agreements or recognized in full as revenue as predefined targets and milestones are reached. These payments include payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. MorphoSys is also entitled to development-related milestone payments and royalties on product sales for specific antibody programs.
Prior to the 2019 financial year, active collaborations with a number of partners had already ended. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.
Partnerships in the Partnered Discovery segment that ended before the beginning of 2019 but where drug development programs were still being pursued include (in alphabetical order): Bayer AG, Boehringer Ingelheim, Fibron Ltd. (transfer of contract from Prochon Biotech Ltd.), Janssen Biotech, Novartis, OncoMed Pharmaceuticals (fully acquired in April 2019 by Mereo BioPharma Group), Pfizer and Roche.
Partnerships that were still active in 2019 include (in alphabetical order): GeneFrontier Corporation/Kaneka, Sosei Heptares and LEO Pharma.
In MorphoSys’s strategic alliance with LEO Pharma, which has been in place since 2016, the two companies are working together to discover and develop antibody-based therapies for dermatology. This alliance was expanded in 2018 to include peptide-derived therapeutics with the goal of identifying novel, peptide-derived drugs for treating diseases with a high unmet medical need. This expansion represents a valuable addition to the development pipelines of both companies.
The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The companies’ collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases. MorphoSys receives performance-based milestones contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.

8.5	SUBSEQUENT EVENTS
On January 13, 2020, we and Incyte Corporation announced that both companies entered into a collaboration and license agreement to further develop and commercialize MorphoSys’ proprietary anti-CD19 antibody tafasitamab globally. Under the terms of the agreement, we will receive an upfront payment of US$

750 million. In addition, Incyte
has ma
de
 an equity investment into MorphoSys of US$

150 million in new American Depositary Shares (ADS) of MorphoSys at a premium to the share price at signing of the agreement. Depending on the achievement of certain developmental, regulatory and commercial milestones, we will be eligible to receive milestone payments amounting to up to US$

1.1 billion. We will also receive tiered royalties on
ex-U.S.
net sales of tafasitamab in a
mid-teens
to
mid-twenties
percentage range. In the U.S., MorphoSys and Incyte will
co-commercialize
tafasitamab, with MorphoSys leading the commercialization strategy and recording all revenues from sales of tafasitamab. Incyte and MorphoSys will be jointly responsible for commercialization activities in the U.S. and will share profits and losses on a 50:50 basis. Outside the U.S., Incyte will have exclusive commercialization rights, and will lead the commercialization strategy and record all revenues from sales of tafasitamab, paying MorphoSys royalties on
ex-U.S.
net sales. Furthermore, the companies will share development costs associated with global and U.S.-specific trials at a rate of 55% (Incyte) and 45% (MorphoSys); Incyte will cover 100% of the future development costs for trials that are specific to ex-U.S.countries. We have agreed to develop tafasitamab broadly in relapsed/refractory diffuse large B cell lymphoma (r/r DLBCL), frontline DLBCL and in other indications beyond DLBCL, such as follicular lymphoma (FL), marginal zone lymphoma (MZL) and chronic lymphocytic leukemia (CLL). Incyte will be responsible for initiating a combination study of its PI3K delta inhibitor parsaclisib and tafasitamab in relapsed or refractory B cell malignancies. Incyte will also be responsible for leading any potential pivotal studies in CLL and for a phase 3 trial in r/r FL/MZL. We will continue to be responsible for our ongoing clinical studies with tafasitamab in non-Hodgkin’s
lymphoma (NHL), CLL, r/r DLBCL and frontline DLBCL. We, together with Incyte, will share responsibility for initiating further global clinical trials. Incyte intends to pursue development in other territories, such as Japan and China. The agreement between MorphoSys and Incyte, including the equity investment, was subject to clearance by the U.S. antitrust authorities under the Hart-Scott-Rodino Act as well as by the German and Austrian antitrust authorities.
T
he agreement has received antitrust clearance
on or before March 2, 2020,
and became effective on
March 3, 2020
. The agreement becoming effective triggered the US$

750 million upfront payment by Incyte to MorphoSys, as well as Incyte’s equity investment into MorphoSys of US$

150 million in new American Depositary Shares (ADS) within the defined timelines.
On February 4, 2020 we announced the initiation of an expanded access program (EAP) in the U.S. for tafasitamab. The EAP may provide access to tafasitamab for use in patients with relapsed or refractory diffuse large
B-cell
lymphoma (r/r DLBCL) in combination with lenalidomide. According to the U.S. FDA, expanded access programs – sometimes called “compassionate use” – provide a pathway for a patient to receive an investigational medicine for a serious disease or condition. They are often made available when there are no comparable or satisfactory alternative therapies to treat the disease or condition; patient enrollment in clinical trials is not possible; potential patient benefit justifies the potential risk of treatment and providing the investigational medicine will not interfere with investigational trials that could support the medicine’s marketing approval for the treatment indication. To qualify for the tafasitamab EAP, patients with r/r DLBCL need to meet the EAP inclusion/exclusion criteria that are aligned with the MorphoSys’
L-MIND
study. Treatment of DLBCL patients in the EAP is recommended with tafasitamab in combination with lenalidomide according to the treatment schedule in
L-MIND.
The EAP will be available for a limited time while the U.S. FDA reviews MorphoSys’ Biologics License Application (BLA) for tafasitamab. Requests for expanded access to tafasitamab must be made by a U.S. licensed, treating physician. The tafasitamab EAP will be administered by Clinigen Healthcare Ltd.
On March 2, 2020, we announced that the U.S. Food and Drug Administration (FDA) accepted filing of MorphoSys’ Biologics License Application (BLA) and granted priority review for tafasitamab, under review in combination with lenalidomide for the treatment of relapsed or refractory diffuse large B cell lymphoma (r/r DLBCL).The FDA has set a Prescription Drug User Fee Act (PDUFA) goal date of August 30, 2020. The FDA has informed MorphoSys that they are not currently planning to hold an advisory committee meeting to discuss the application.
On March 4, 2020, MorphoSys announced that its Management Board, with the approval of the Supervisory Board, has resolved to increase the share capital of MorphoSys AG by issuing 907,441 new ordinary shares from the authorized capital
2017-I,
excluding
pre-emptive
rights of existing shareholders, to implement the purchase of 3,629,764 American Depositary Shares (ADSs) by Incyte. Each ADS will represent 1/4 of a MorphoSys ordinary share. The new ordinary shares underlying the ADSs represent 2.84% of the registered share capital of MorphoSys prior to the consummation of the capital increase. Incyte’s purchase of ADSs in the aggregate amount of US$150 million is part of the consideration due under its collaboration and licensing agreement with MorphoSys for the further development and commercialization of MorphoSys’ investigational compound tafasitamab; the agreement has become effective upon receiving antitrust clearance. Incyte will purchase the 3,629,764 new ADSs at a price of $41.32 per ADS, including a premium of 20 percent on the volume-weighted average price of ADSs thirty days prior to execution of the collaboration and licensing agreement. Incyte has agreed, subject to limited exceptions, not to sell or otherwise transfer any of the new ADSs, which will represent 2.76% of the registered share capital of MorphoSys following the capital increase, for an
18-month
period.
Responsibility Statement
To the best of our knowledge, and in accordance with the applicable reporting principles, the consolidated financial statements give a true and fair view of the Group’s net assets, financial position
and results of operations, and the group management report provides a fair review of the development and performance of the business and the position of the Group, together with a description of the principal opportunities and risks associated with the Group’s expected development.
Planegg, March 11, 2020

Dr. Jean-Paul Kress	Jens Holstein
Chief Executive Officer	Chief Financial Officer

Dr. Malte Peters
Chief Development Officer